UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 9, 2019

Date of Report (date of earliest event reported)

salesforce.com, inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Salesforce Tower

415 Mission Street, 3rd Fl

San Francisco, CA 94105

(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 901-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRM	New York Stock Exchange, Inc.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On June 9, 2019, salesforce.com, inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Sausalito Acquisition Corp., a wholly owned subsidiary of the Company (“Purchaser”), and Tableau Software, Inc. (“Tableau”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser will commence an exchange offer (the “Offer”) to acquire all of the issued and outstanding shares of Class A common stock, $0.0001 par value per share, of Tableau (“Tableau Class A Common Stock”) and Class B common stock, $0.0001 par value per share, of Tableau (“Tableau Class B Common Stock,” and together with Tableau Class A Common Stock, “Tableau Shares”) for the right to receive 1.103 shares of common stock, $0.001 par value per share, of the Company (“Company Shares”), plus cash in lieu of any fractional shares of Company Shares, without interest and subject to any applicable withholding of taxes (together, the “Transaction Consideration”).

Promptly following the completion of the Offer, upon the terms and subject to the conditions of the Merger Agreement, Purchaser will be merged with and into Tableau, with Tableau surviving as a wholly owned subsidiary of the Company (the “Merger”). The Merger Agreement contemplates that, if the Offer is completed, the Merger will be effected pursuant to Section 251(h) of the Delaware General Corporation Law (the “DGCL”), which permits completion of the Merger without a vote of the holders of Tableau Shares upon the acquisition by Purchaser of a majority of the aggregate voting power of Tableau Shares that are then issued and outstanding. In the Merger, each then-outstanding Tableau Share, other than Tableau Shares held in treasury, by the Company, Purchaser, Tableau or their respective subsidiaries, will be cancelled and converted into the right to receive the Transaction Consideration.

Under the terms of the Merger Agreement, Purchaser’s obligation to accept and pay for Tableau Shares that are tendered in the Offer is subject to customary conditions, including, among others, (i) the condition that, prior to the expiration of the Offer, there have been validly tendered and not validly withdrawn a number of Tableau Shares that, upon the consummation of the Offer (assuming that shares of Tableau Class B Common Stock validly tendered (and not validly withdrawn) will convert into shares of Tableau Class A Common Stock upon the consummation of the Offer), together with Tableau Shares then owned by the Company and Purchaser (if any), would represent at least a majority of the aggregate voting power of the Tableau Shares outstanding immediately after the consummation of the Offer (the “Minimum Condition”); (ii) the expiration or termination of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of all other required approvals, consents or clearances under specified foreign merger control laws; (iii) the effectiveness of a registration statement on Form S-4 filed by the Company registering Company Shares to be issued in connection with the Offer and the Merger; (iv) the accuracy of Tableau’s representations and warranties in the Merger Agreement, subject to specified materiality qualifications; (v) compliance by Tableau with its covenants in the Merger Agreement in all material respects; and (vi) the absence of any changes that have (or would reasonably be expected to have) a material adverse effect on the financial condition, business, or operations of Tableau and its subsidiaries taken as a whole (subject to customary carveouts) that is continuing as of immediately prior to the expiration of the Offer.

The Merger Agreement and the consummation of the transactions contemplated thereby have been unanimously approved by the Tableau board of directors, and the Tableau board of directors has resolved to recommend to the stockholders of Tableau to accept the Offer and tender their Tableau Shares to Purchaser pursuant to the Offer. Tableau has agreed not to solicit alternative transactions, subject to customary exceptions.

The Merger Agreement provides that at the effective time of the Merger, (1) all options (whether vested or unvested) relating to Tableau Shares held by any former employee will be cancelled and the holders will be entitled to receive Transaction Consideration in respect of each “net share” covered by such option (as determined in accordance with the formula in the Merger Agreement), less applicable withholding of taxes, (2) all restricted stock units held by any non-employee director of Tableau will be cancelled and the holders will be entitled to receive the Transaction Consideration in respect of each Tableau Share covered by such restricted stock unit, (3) all options and restricted stock units relating to Tableau Shares held by current Tableau employees will be assumed by

Purchaser and converted into corresponding awards relating to Company Shares in accordance with the terms set forth in the Merger Agreement and (4) all performance stock units relating to Tableau Shares held by current Tableau employees will be assumed by Purchaser and converted at target into restricted stock units relating to Company Shares in accordance with the terms set forth in the Merger Agreement.

The Merger Agreement contains representations, warranties and covenants of the Company, Purchaser and Tableau that are customary for a transaction of this nature, including among others, covenants by Tableau regarding the conduct of its business during the pendency of the transactions contemplated by the Merger Agreement, public disclosures and other matters.

The Merger Agreement contains certain termination rights of the Company and Tableau. If the Merger Agreement is terminated under specified circumstances, including by Tableau to (subject to the terms and conditions of the Merger Agreement) enter into an alternative transaction with respect to a “superior proposal,” Tableau will be required to pay the Company a termination fee of $552,000,000 in cash.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Purchaser or Tableau. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure letters provided by each of the Company and Tableau to each other in connection with the signing of the Merger Agreement or in filings of the parties with the SEC. These confidential disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purposes of allocating risk between the Company and Tableau rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement should not be relied on as characterization of the actual state of facts about the Company, Purchaser or Tableau.

Letter Agreement

Concurrently with the execution of the Merger Agreement, Christian Chabot, Patrick Hanrahan and Christopher Stolte (collectively, the “Stockholders”), entered into a Letter Agreement (the “Letter Agreement”) with the Company and Purchaser, pursuant to which the Stockholders agreed, among other things, to convert all of their shares of Tableau Class B Common Stock into shares of Tableau Class A Common Stock, which in the aggregate represent approximately 12% of the outstanding shares of Company Common Stock, prior to the expiration of the Offer, subject to the terms and conditions of the Letter Agreement, including receipt from the Company of a notice specifying that all of the conditions to the Offer have been either satisfied or waived by the Company and Purchaser (for purposes of this notice, the satisfaction of the Minimum Condition will be tested assuming that all shares of Tableau Class B Common Stock of all Stockholders are converted into Tableau Class A Common Stock and tendered prior to the expiration of the Offer). The Letter Agreement terminates upon certain events, including the termination of the Merger Agreement in accordance with its terms. The Stockholders have also conveyed to both the Company and Tableau that they intend to tender into the Offer.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by the full text of the Letter Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of June 9, 2019, by and among salesforce.com, inc., Sausalito Acquisition Corp. and Tableau Software, Inc.

10.1	Letter Agreement, dated as of June 9, 2019, by and among salesforce.com, inc., Sausalito Acquisition Corp. and Christian Chabot, Patrick Hanrahan and Christopher Stolte.

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

Forward-Looking Statements

This report contains forward-looking information related to the Company, Tableau and the acquisition of Tableau by the Company that involves substantial risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements in this report include, among other things, statements about the potential benefits of the proposed transaction, the Company’s plans, objectives, expectations and intentions, the financial condition, results of operations and business of the Company or Tableau, and the anticipated timing of closing of the proposed transaction. Risks and uncertainties include, among other things, risks related to the ability of the Company to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the proposed transaction, including having a sufficient number of Tableau’s shares being validly tendered into the exchange offer to meet the minimum condition; the Company’s ability to secure regulatory approvals on the terms expected, in a timely manner or at all; the Company’s ability to successfully integrate Tableau’s operations; the Company’s ability to implement its plans, forecasts and other expectations with respect to Tableau’s business after the completion of the transaction and realize expected synergies; the ability to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; the impact of Tableau’s business model on the Company’s ability to forecast revenue results; disruption from the transaction making it more difficult to maintain business and operational relationships; the negative effects of the announcement or the consummation of the proposed transaction on the market price of the Company’s common stock or on the Company’s operating results; significant transaction costs; unknown liabilities; the risk of litigation or regulatory actions related to the proposed transaction; the effect of the announcement or pendency of the transaction on Tableau’s business relationships, operating results, and business generally; the effect of general economic and market conditions; the impact of geopolitical events; the impact of foreign currency exchange rate and interest rate fluctuations on the Company’s results; the Company’s business strategy and the Company’s plan to build its business, including the Company’s strategy to be the leading provider of enterprise cloud computing applications and platforms; the pace of change and innovation in enterprise cloud computing services; the seasonal nature of the Company’s sales cycles; the competitive nature of the market in which the Company participates; the Company’s international expansion strategy; the Company’s service performance and security, including the resources and costs required to avoid unanticipated downtime and prevent, detect and remediate potential security breaches; the expenses associated with new data centers and third-party infrastructure providers; additional data center capacity; real estate and office facilities space; the Company’s operating results and cash flows; new services and product features; the Company’s strategy of acquiring or making investments in complementary businesses, joint ventures, services, technologies and intellectual property rights; the performance and fair value of the Company’s investments in complementary businesses through the Company’s strategic investment portfolio; the Company’s ability to realize the benefits from strategic partnerships, joint ventures and investments; the impact of future gains or losses from the Company’s strategic investment portfolio, including gains or losses from overall market conditions that may affect the publicly traded companies within the Company’s strategic investment portfolio; the Company’s ability to execute its business plans; the Company’s ability to successfully integrate acquired businesses and technologies; the Company’s ability to continue to grow unearned revenue and remaining performance obligation; the Company’s ability to protect its intellectual property rights; the Company’s ability to develop its brands; the Company’s reliance on third-party hardware, software and platform providers; the Company’s dependency on the development and maintenance of the infrastructure of the Internet; the effect of evolving domestic and foreign government regulations, including those related to the provision of services on the Internet, those related to accessing the Internet, and those addressing data privacy, cross-border data transfers and import and export controls; the valuation of the Company’s deferred tax assets and the release of related valuation allowances; the potential availability of additional tax assets in the future; the impact of new accounting pronouncements and tax laws; uncertainties affecting the Company’s ability to estimate its tax rate; the impact of expensing stock options and other equity awards; the sufficiency of the Company’s capital resources; factors related to the Company’s 2023 and 2028 senior notes, revolving credit facility, 2021 term loan and loan associated with 50 Fremont; compliance with the Company’s debt covenants and lease obligations; current and potential litigation involving the Company; and the impact of climate change.

Further information on these and other risk and uncertainties relating to the Company can be found in its reports filed on Forms 10-K, 10-Q and 8-K and in other filings the Company makes with the SEC from time to time and available at www.sec.gov. These documents are available under the Financials heading of the Investor Relations section of the Company’s website at www.salesforce.com/investor. The forward-looking statements included in this report are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Additional Information and Where to Find It

The exchange offer referenced in this communication has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares, nor is it a substitute for any offer materials that the Company, its acquisition subsidiary or Tableau will file with the U.S. Securities and Exchange Commission (the “SEC”). At the time the exchange offer is commenced, the Company and its acquisition subsidiary will file a tender offer statement on Schedule TO, the Company will file a registration statement on Form S-4 and Tableau will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the exchange offer. THE EXCHANGE OFFER MATERIALS (INCLUDING AN OFFER TO EXCHANGE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER EXCHANGE OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION. TABLEAU STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF TABLEAU SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING EXCHANGING THEIR SECURITIES. The Solicitation/Recommendation Statement, the Offer to Exchange, the related Letter of Transmittal and certain other exchange offer documents will be made available to all Tableau stockholders at no expense to them. The exchange offer materials and the Solicitation/Recommendation Statement will be made available for free on the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge under the Financials heading of the Investor Relations section of the Company’s website at www.salesforce.com/investor or by contacting the Company’s Investor Relations department at investor@salesforce.com. Copies of the documents filed with the SEC by Tableau will be available free of charge under the SEC filings heading of the Investor section of Tableau’s website at https://investors.tableau.com or by contacting Tableau’s Investor Relations department at ir@tableau.com.

In addition to the Solicitation/Recommendation Statement, the Offer to Exchange, the related Letter of Transmittal and certain other exchange offer documents, the Company and Tableau file annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other information filed by the Company and Tableau at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The Company’s and Tableau’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of June 9, 2019, by and among salesforce.com, inc., Sausalito Acquisition Corp. and Tableau Software, Inc.

10.1	Letter Agreement, dated as of June 9, 2019, by and among salesforce.com, inc., Sausalito Acquisition Corp. and Christian Chabot, Patrick Hanrahan and Christopher Stolte.

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

salesforce.com, inc.

By:	/s/ Mark Hawkins
Mark Hawkins
President and Chief Financial Officer

Dated: June 10, 2019